SUPPLEMENT DATED OCTOBER 11, 2024
                    TO THE VARIABLE ANNUITY PROSPECTUSES
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                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                       VARIABLE SEPARATE ACCOUNT D
                      Generations Variable Annuity


       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                    VARIABLE SEPARATE ACCOUNT USL A
                     Generations Variable Annuity
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The purpose of this supplement is to notify owners of the variable annuity contracts listed above (the "Contracts") of the expected liquidation of the Morgan Stanley Variable Insurance Fund, Inc. U.S. Real Estate Portfolio Class I (the "Portfolio").

The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00pm Eastern Time ("ET"), on or about December 6, 2024 ("Liquidation Date"). On the Liquidation Date, funds invested in the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds will be transferred into the Fidelity VIP Government Money Market Portfolio ("Money Market Fund").

If you do not wish to have the liquidation proceeds transferred to the money market fund, please provide us with instructions for transferring your investments out of the Portfolio prior to the Market Close two business days prior (Wednesday, December 4, 2024) to the Liquidation Date. You can call our Annuity Service Center at 1-800-277-0914.

After the Market Close on the Liquidation Date, any purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing
(as applicable to your Contract) allocated to the Portfolio will be automatically directed to the money market fund. If you have any outstanding automatic transaction(s) established for your Contract, you may want to review your options with your investment representative in order to keep your transactions in line with your objectives.

As always, we recommend that you consult your investment representative prior to making any investment decisions and to answer your general investment-related questions. If you have any questions about your Contract, existing programs or current investment allocation instructions, or you wish to request a transfer by phone, please call our Annuity Service Center at 1-800-277-0914.

Should you have any questions, you may contact our Annuity Service Center at
(800) 277-0914.

            Please keep this supplement with your prospectus.